UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2020

Thunder Energies Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54464	45-1967797
(Commission File Number)	(I.R.S. Employer Identification No.)

3017 Greene St, Hollywood, FL 33020

(Address of principal executive offices)

(786) 686-0231

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE

Thunder Energies Corporation f/k/a Thunder Fusion Corporation and CCJ Acquisition Corp. (“we”, “us”, “our”, (“TEC” or the “Company”) was incorporated in the State of Florida on April 21, 2011.

On July 1, 2020, Yogev Shvo, an individual and principal shareholder of Nature Consulting, LLC., a Florida limited liability company, (the “Purchaser”) personally acquired 100% of the issued and outstanding shares of preferred stock (the “Preferred Stock”) of Thunder Energies Corporation, a Florida corporation, (the “Company” or the “Registrant”) from Saveene Corporation, a Florida corporation (the “Seller”). (The “Purchase”) The consideration for the purchase was provided to the Purchaser from the individual private funds of Yogev Shvo.

As a result of the Purchase, the Purchaser owns approximately 100% of the fully diluted outstanding equity securities of the Company and approximately 100% of the voting rights for the outstanding equity securities.

On August 14, 2020 Thunder Energies Corp acquired Natural Consulting, LLC as an asset purchase.

The new management has continued filing the critical management roles of the Company. This Current Report responds to the following Items in Form 8-K:

Item 4.01. Changes in Registrant’s Certifying Accountant

Item 5.02 Appointment of Certain Officers

The information contained in this Current Report constitutes the current information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

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Item 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On September 1, 2020 the Board of Directors of Thunder Energies Corp (the “Company”) approved the dismissal of BF Borgers CPA PC located in Lakewood, CO who served as the registered accountant since 2018 under the prior majority shareholders and Board of Directors. The reports by BF Borgers CPA PC on the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and December 31, 2018, and through September 1, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BF Borgers CPA PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers CPA PC would have caused BF Borgers CPA PC to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2019 and December 31, 2018 and through September 1, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BF Borgers CPA PC with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BF Borgers CPA PC furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BF Borgers CPA PC agrees with the statements related to them made by the Company in this report. A copy of BF Borgers CPA PC’s letter to the SEC dated September 9, 2020 is attached as Exhibit 1 to this report.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On September 1, 2020, the Board of Directors approved the appointment of Daszkal Bolton LLP of Sunrise Florida ("Daszkal Bolton") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2019 and December 31, 2018 and through September 1, 2020, neither the Company, nor anyone on its behalf, consulted Daszkal Bolton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Daszkal Bolton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As a result of the consolidation of Thunder Energies Corp and the acquisition of Natural Consulting LLC the existing officers and directors of the Company have separated the two positions of CEO and President. Mr. Adam Levy, who was acting as both CEO and President will resign from the position of President. The Board has appointed Mr. Bruce W.D. Barren as President. Mr. Barren’s background and qualifications are:

Bruce W. D. Barren - Professional Background – Chairman, The EMCO/Hanover Group

Mr. Barren has over 50 years of experience as both a public and privately-held corporate executive/ advisor, including 45 years of involvement in China; Multiple Accolades (60+) including: The White House (4 Presidents and separately, their V.P.s), U.S. Senate, U.S House of Representatives, multiple State Governors plus Central American Parliament and Republic of China along with Marquis Who’s Who in the World where he received its Lifetime Achievement Award in 2017; 1,000+ Corporate Transactions in various industries - Worldwide (including China), representing $5+ billion in Value; 54 Court Expert Witness Assignments (see below); 200 Business turnarounds - including emerging businesses, as either a CEO or Advisor in Multiple Industries; more than 500 IRS Accepted Business Valuations more than two dozen Industries Qualified (see below); and 200 plus published articles – U.S and Worldwide;

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Education: Babson College; Bucknell University; Harvard Business School and Cambridge University (Pembroke College); Honorary Doctorate from the United Nations where Presidents Clinton and Trump were also recipients.

Credential Acceptance: Mr. Barren’s credentials have been accepted by the U.S. Internal Revenue Service (IRS), the U.S. Tax Court, the U.S. Securities & Exchange Commission (SEC), the U.S. Financial Industry Regulatory Authority (FINRA), the U.S. District and various State Courts plus in the U.S. Banking Industry where he has been approved by the Federal Deposit Insurance Corporation (FDIC), the regulatory agency for the U.S. banking system. He has further been accepted by the California Department of Insurance.

Instructorships: University of California – Los Angeles and Northridge; University of Southern California; Whittier College School of Law; and Chapman University – School of Law plus the American Management Association; California, New York and Texas CPA Societies; and Sanwa Bank plus PriceWaterhouseCoopers.

Court Cases: 54 Cases as an expert witness, including those against The U.S. Government, Bank of America, The Commissioner of the IRS, AMCC and RSR Corporation (Bestolife Corporation) v. The Chase Manhattan Bank et al, Supreme Court of the State of New York plus Time-Warner under a Class-action and most recently, Liker v. Arnall, Ameriquest Mortgage Company and RoDa Drilling, L.P. plus Bennett v. Filter Recycling Services, et al Riverside Superior Court Case No. RIC 429616 along with that concerning the Marriage of Baker, Angela and Jeffrey;Superior Court of Orange County, Ca.; Case #13D00182; Family Law - Divorce, Spousal Compensation.

Qualified Industries- includes more than two dozen business sectors, involving: hemp/ CBD, professional standards - including accounting, banking and broker/ dealers; conservator and trust officer responsibilities and standards; aerospace; apparel and textile; SEC regulatory issues, including reporting, corporate governance and fiduciary responsibility; banking and finance; consumer products; defense and government contracting; direct marketing, including multi-level and e-commence; electronics; employment policies and procedures; energy - gas and oil; food: processing, distribution - wholesale and retail; furniture and accessories, including hardware manufacturing; printing and graphic arts; publishing: magazine and newspapers; media and entertainment; medical, including hospital, nursing care and elder living residences; mining; paper: manufacturer and distribution; real estate: commercial and residential; social media and transportation, including automotive and truck assembly and distribution.

Areas of Expertise: Corporate Management in both privately-held and publicly-owned companies, Executive Compensation; Wrongful Terminations; Business Practices, including Executive and Fiduciary Responsibilities; SEC and FINRA Reporting; Trusts and Estates - including Wealth Succession and Tax Planning; Litigation plus Contract Labor Disputes, both at the Federal and Corporate Level; Expert Witness and Damage Determinations; Capital Transactions; E-Commerce; Merger and Acquisitions; Product and Distribution Licensing; Business and Estate Valuations; Corporate Governance; Bankruptcies and Creditor Reorganizations – Chapter 7 and 11.

Item 8.01 Other Events.

On September 21, 2020, the Company executed a Convertible Promissory Note (the “Note”) in favor of 109 Canon, LLC, a Delaware corporation. The principal amount of the Note was US$220,000.00.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1 Letter from BF Borgers CPA PC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Energies Corporation

By:	/s/ Yogev Shvo
Chief Executive Officer

Date:  October 13, 2020

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